[LOGO] First Security Benefit Life            ELITEDESIGNS(R) ASSET REALLOCATION
       Insurance and Annuity Company
       of New York

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP ASSET REALLOCATION
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Number of Reallocations (check one):

   [ ] One-time reallocation

   [ ] Recurring (check frequency):

       [ ] Monthly  [ ] Quarterly   [ ] Semi-Annually    [ ] Annually

C. Future Allocations (check one):

   [ ] Allocate future contributions according to the percentages indicated on this form.

   [ ] Do not change the allocation of future contributions.

   If no option is indicated above, the allocation of future contributions will not be changed.
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                                                              Please Continue =>

FSB 243 Supp A (6-07)                  EliteDesigns 32-80134-02 2009/05/01 (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS
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Please indicate your investment preferences below. Please use whole percentages totaling 100%
---% AIM V.I. Capital Appreciation          ---% Rydex VT Consumer Products                 ---% Rydex VT Real Estate
---% AIM V.I. International Growth          ---% Rydex VT Dow 2x Strategy                   ---% Rydex VT Retailing
---% AIM V.I. Mid Cap Core Equity           ---% Rydex VT Electronics                       ---% Rydex VT Russell 2000(R) 1.5x
---% Direxion Dynamic VP HY Bond            ---% Rydex VT Energy                                 Strategy
---% Dreyfus VIF International Value        ---% Rydex VT Energy Services                   ---% Rydex VT Russell 2000(R) 2x
---% Federated Fund for U.S. Government     ---% Rydex VT EP Aggressive                          Strategy
     Securities II                          ---% Rydex VT EP Conservative                   ---% Rydex VT S&P 500 2x Strategy
---% Federated High Income Bond II          ---% Rydex VT EP Moderate                       ---% Rydex VT S&P 500 Pure Growth
---% Fidelity(R) VIP Contrafund(R)          ---% Rydex VT Europe 1.25x Strategy             ---% Rydex VT S&P 500 Pure Value
---% Fidelity(R) VIP Growth Opportunities   ---% Rydex VT Financial Services                ---% Rydex VT S&P MidCap 400 Pure
---% Fidelity(R) VIP Index 500              ---% Rydex VT Government Long Bond                   Growth
---% Fidelity(R) VIP Investment Grade Bond       1.2x Strategy                              ---% Rydex VT S&P MidCap 400 Pure
---% Franklin Small-Mid Cap                 ---% Rydex VT Health Care                            Value
     Growth Securities                      ---% Rydex VT International Opportunity         ---% Rydex VT S&P SmallCap 600
---% Neuberger Berman AMT Guardian          ---% Rydex VT Internet                               Pure Growth
---% Neuberger Berman AMT Partners          ---% Rydex VT Inverse Dow 2x Strategy           ---% Rydex VT S&P SmallCap 600 Pure
---% Oppenheimer Main Street                ---% Rydex VT Inverse Government                     Value
     Small Cap Fund(R)/VA                        Long Bond Strategy                         ---% Rydex VT Strengthening Dollar
---% PIMCO VIT Global Bond (Unhedged)       ---% Rydex VT Inverse Mid-Cap Strategy               2x Strategy
---% PIMCO VIT High Yield                   ---% Rydex VT Inverse NASDAQ-100 Strategy       ---% Rydex VT Technology
---% PIMCO VIT Low Duration                 ---% Rydex VT Inverse Russell 2000(R) Strategy  ---% Rydex VT Telecommunications
---% PIMCO VIT Real Return                  ---% Rydex VT Inverse S&P 500 Strategy          ---% Rydex VT Transportation
---% PIMCO VIT Total Return                 ---% Rydex VT Japan 2x Strategy                 ---% Rydex VT U.S. Government Money
---% RVT CLS AdvisorOne Amerigo             ---% Rydex VT Leisure                                Market
---% RVT CLS AdvisorOne Berolina            ---% Rydex VT Managed Futures Strategy          ---% Rydex VT Utilities
---% RVT CLS AdvisorOne Clermont            ---% Rydex VT Mid-Cap 1.5x Strategy             ---% Rydex VT Weakening Dollar 2x
---% Rydex VT All-Cap Opportunity           ---% Rydex VT Multi-Cap Core Equity                  Strategy
---% Rydex VT Alternative Strategies        ---% Rydex VT Multi-Hedge Strategies            ---% SBL All Cap Value
     Allocation                             ---% Rydex VT NASDAQ-100                        ---% SBL Global
---% Rydex VT Banking                       ---% Rydex VT NASDAQ-100 2x Strategy            ---% SBL Large Cap Value
---% Rydex VT Basic Materials               ---% Rydex VT Nova                              ---% SBL Mid Cap Growth
---% Rydex VT Biotechnology                 ---% Rydex VT Precious Metals                   ---% SBL Mid Cap Value
---% Rydex VT Commodities Strategy                                                          ---% SBL Small Cap Value
                                                                                            ---% Templeton Developing Markets
                                                                                                 Securities
                                                                                            ---% Templeton Foreign Securities
                                                                                            ---% Van Kampen LIT Government
                                                                                            ---% Wells Fargo Advantage
                                                                                                 Opportunity VT
                                                                                            MUST TOTAL 100%
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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________    x____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 243 Supp A (6-07)                  EliteDesigns 32-80134-02 2009/05/01 (2/2)